SETECH, INC.
               NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN
                    (EFFECTIVE AS OF JULY 1, 1997)

                               ARTICLE I

                       ESTABLISHMENT AND PURPOSE

     1.1. Establishment of the Plan. SETECH, Inc., a Delaware corporation ("Company") hereby establishes a stock option plan as set forth in this document, which plan as amended from time to time shall be known as the "SETECH, Inc. Nonemployee Directors' Stock Option Plan" ("Plan").

     1.2 Purpose. The purpose of the Plan is to build a proprietary interest among the Company's Nonemployee Directors and thereby secure for the Company's shareholders the benefits associated with common stock ownership by those who will oversee the Company's future growth and success.

     1.3   Applicability   of  the  Plan.  The  provisions  of  this  Plan  are
applicable only to individuals who, on or after July 1, 1997, are Nonemployee Directors.

     1.4 Effective Date. This Plan shall be effective as of July 1, 1997, subject to the approval of this Plan by the Board of Directors and the Company's shareholders as provided in this Section 1.4. To become effective, this Plan must be approved by the Board of Directors and by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at a meeting of the Company's stockholders called for such purpose. Absent such approval prior to March 1, 1998, this Plan shall terminate and cease to be of any further force or effect and all grants of Options hereunder shall be null and void.

     1.5 Natue of Options. The Options granted hereunder are not incentive stock options as defined by Section 422 of the Code.

                              ARTICLE II

                     DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. Whenever used as a capitalized term in the Plan, the following terms shall have the respective meanings set forth below, unless otherwise expressly provided:

           (a) "Affiliate" means "affiliate" as defined in Rule 12b-2 under the Exchange Act.

           (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

           (c) "Board" or "Board of Directors" means the Board of Directors of the Company.
           (d) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                (1) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing (a "Transaction"), the persons who were members of the Board before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

                (2) If at any time (A) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property,
                (C) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (D) the Company shall sell or otherwise transfer 50 percent or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

           (e) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder, as the same may be amended from time to time.

           (f) "Common Stock" means the common stock of the Company.

           (g) "Company" means SETECH, Inc., or any successor thereto.

           (h) "Disability" means a condition that, in the judgment of the Board, has rendered a grantee completely and presumably permanently unable to perform any and every duty of his regular occupation, and the term "Disabled" has the corresponding meaning.

           (i) "Effective Date" means July 1, 1997, subject to the approvals as described in Section 1.4.

           (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

           (k) "Fair Market Value" on a specified day means:

                (i) If the Stock of the Company is actively traded on any national securities exchange or is reported by NASDAQ on a basis which lists closing prices, fair market value shall be the closing price per share of such Stock for the business day immediately preceding the date of the grant of the option;

                (ii) If the Stock of the Company is otherwise traded over the counter, fair market value shall be determined as follows: for each of the twenty (20) business days preceding the grant of the Option, the Company shall determine the "Last Sale" price, or, in the event no sale occurred on such date, the arithmetic mean of the "High Bid" and "Low Offer" on such date, as reported by National Quotation Bureau, LLC (the "Daily Price"); the Comany shall then total the Daily Prices for each of the twenty (20) business days prior to the grant of the Option and divide that total by twenty (20) (the "Average Daily Price"); the fair market value shall be the Average Daily Price as defined above;

                (iii) If the Stock of the Company is not traded over the counter and quoted by National Quotation Bureau, LLC, or some comparable quotation service, fair market value shall be determined by the Board which shall, in making such determination, consider, where applicable, among other factors: the existence and extent of a private market for the Stock and a public market for the Corporation's securities of the same class, if any; the price at which the Stock was acquired, if applicable, by the Corporation; the estimated period of time, if any, during which the Stock will not be freely marketable; the estimated amount of floating supply of such Stock available; changes in the financial condition and prospects of the Corporation; the existence of merger proposals or tender offers affecting the Corporation; and any other factors affecting fair market value; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

           (l) "Grant Date" means July 1 of each calendar year during the period this Plan remains in effect. The first "Grant Date" under the Plan is July 1, 1997.

           (m) "Nonemployee Director" means an individual who is a member of the Board and who is not an employee of the Company or any Subsidiary or Affiliate thereof.

           (n) "Option" means an option granted under this Plan to purchase a share or shares of Common Stock.

           (o) "Participant" means a Nonemployee Director to whom an Option has been granted under this Plan.

           (p) "Person" means "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d)(3) of the Exchange Act.

           (q) "Plan" means the "SETECH, Inc. Nonemployee Directors' Stock Option Plan" as set forth in this document, and as the same may be amended from time to time.

           (r) "Subsidiary" means a corporation at least 50 percent of the combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.
           (s) "Vesting Date" means, with respect to any Options granted as of a particular Grant Date, the next July 1 following such Grant Date. The first Vesting Date under the Plan is July 1, 1998.

     2.2 Gender and Number; Headings. Except when otherwise indicated by the context, any masculine terminology when used in this Plan shall also include the feminine gender, and the definition of any term in the singular shall also include the plural. Headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

                              ARTICLE III

                     ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility; Participation. Each Nonemployee Director shall be eligible to participate under this Plan and to receive a grant of an Option in accordance with the provisions of this Plan.

     3.2 Initial Grant of Stock Options. Each Nonemployee Director as of the Effective Date shall automatically be granted an Option to purchase 4,400 shares of Common Stock, effective as of the Effective Date. Each individual who first becomes a Nonemployee Director after the Effective Date shall automatically be granted an Option to purchase 4,400 shares of Common Stock, effective as of the Grant Date which is coincident with or next following the date on which such individual becomes a Nonemployee Director. All Options granted under this Section 3.2 shall be subject to the Common Stock availability provisions of Section 4.1.

     3.3 Subsequent Grants of Stock Options. Each Nonemployee Director who has received an initial grant of an Option, as described in Section 3.2, shall automatically be granted an Option to purchase an additional 4,400 shares of Common Stock as of each Grant Date subsequent to the initial Grant Date applicable to such Nonemployee Director and during the term of this Plan, with each such subsequent grant being effective as of the applicable Grant Date. To be eligible to receive such an Option grant with respect to any such Grant Date, the Nonemployee Director must be a Nonemployee Director on such Grant Date. All Options granted under this Section 3.3 shall be subject to the Common Stock availability provisions of Section 4.1.

                              ARTICLE IV

                        COMMON STOCK AVAILABLE

     4.1 In General. Subject to adjustment as provided in Section 4.2, an aggregate of 200,000 shares of Common Stock shall be available for grant and issuance pursuant to the provisions of this Plan. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an Option shall expire or terminate for any reason without having been exercised in whole or in part, the unpurchased shares of Common Stock subject to such Option shall again be available for subsequent Option grants under the Plan.

     4.2 Adjustment in Event of Changes in Capitalization. In the event of a stock dividend, stock split, or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 4.1, to the end that the proportionate interest of the Participant or eligible
Nonemployee Director shall be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option price per share. Automatic adjustment shall also be made in the number and kind of shares subject to Options subsequently granted under Article III of the Plan.

                               ARTICLE V

                 TERMS AND CONDITIONS OF STOCK OPTIONS

     5.1   Exercise of Stock Options.

           (a) Option Exercisability. Each Option granted as of a particular Grant Date shall be exercisable on or after the Vesting Date with respect to such Grant Date, subject to the provisions of Section 5.1
           (b) and (c).

           (b) Immediate Vesting For Death, Disability, and Change of Control. Notwithstanding the provisions of Section 5.1(a), an Option granted to any Participant shall become immediately exercisable in full upon the first to occur of --

                (1) The death of the Participant, in which case the Option may be exercised by the Participant's executor or administrator, or if not so exercised, by the legatees or distributees of his or her estate or by such other person or persons to whom the Participant's rights under the Option shall pass by will or by the applicable laws of descent and distribution;

                (2) Such time as the Participant ceases to be a member of the Board by reason of his or her Disability and

                (3) Change in Control.

           (c) Holding Periods. Any Option may not be exercised for at least six months after the grant thereof. Should this Section 5.1(c) require modification or be unnecessary to comply with the requirements of Section 16 of and Rule 16b-3 under the Exchange Act, the Board may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

           (d) Termination Other Than Death or Disability. In the event the Participant ceases to be a Nonemployee Director of the Company for any reason other than death or Disability when no Change of Control has occurred, and such termination occurs prior to the time an Option granted to such Participant has become exercisable, such Option shall terminate with respect to the shares as to which the Option is not then exercisable and all rights of the Participant to such shares shall terminate without further obligation on the part of the Company. As regards any Option which is exercisable by the Participant at such time, such Participant must exercise such Option within 90 days following the date the Participant so ceased to be a Nonemployee Director, and, any such Option remaining unexercised as of the close of such period shall expire.

     5.2 Exercise Price. The exercise price of an Option for a share of Common Stock shall be an amount determined by the Board in its discretion, but in no event an amount less than 100 percent of the Fair Market Value of such Common Stock on the Grant Date relating to such Option.

     5.3   Expiration of Options.

           (a) In General. An Option shall expire ten years from the Grant Date relating to such Option, unless terminated earlier in accordance with the Plan.

           (b) Death of Participant. In the event a Participant ceases to be a Nonemployee Director of the Company by reason of death, including without limitation in the event that a Participant dies after ceasing to be a member of the Board by reason of Disability, any Option granted to such Participant hereunder that has not been fully exercised at the time of the Participant's death may be exercised at any time within the greater of

                (1) one year after the date of death, or --

                (2) the remainder of the period in which such Participant could have exercised the Option had the Participant not died, assuming the Nonemployee Director remained a Nonemployee Director during the term of the Plan. In the event any Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased Participant, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

     5.4   Exercise and Payment of Exercise Price.

           (a) Number of Shares. Subject to the terms and conditions of the Plan, an Option shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares; provided, however, that there shall be no such exercise at any one time as to fewer than 100 shares or all of the remaining shares then purchasable by the person or persons exercising the Option, if fewer than 100 shares.

           (b) Payment Methods. An Option may be paid for by --

                (1) delivery of cash or a check payable to the order of the Company in an amount equal to the exercise price of such Option, or

                (2) by delivery to the Company of shares of Common Stock of the Company already owned by the Participant for more than six months and having a Fair Market Value equal in amount to the exercise price of the Option being exercised, provided that such method is consistent with applicable tax laws, or

                (3) by any combination of such methods of payment.

     5.5 Rights as a Shareholder. Except as specifically provided by the Plan, the grant of an Option shall not give a Participant rights as a shareholder; and the Participant will obtain such rights only upon actual receipt of Common Stock.

     5.6 Documentation of Option Grants. Option grants shall be evidenced by written instruments prescribed by the Board from time to time. The instruments may be in the form of agreements to be executed by both the Participant and the Company or certificates, letters or similar instruments, which need not be executed by the Participant, but acceptance of which will evidence agreement to the terms of the grant.

     5.7 Nontransferability of Options. No Option granted under the Plan shall be assignable or transferable by the Participant to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Any such attempted assignment or transfer in violation of this Section 5.7 shall be null and void. During the life of the Participant, the Option shall be exercisable only by such person or, in the event of incapacity, by the person or person properly appointed to act on his or her behalf.

                              ARTICLE VI

                         REGULATORY COMPLIANCE

     6.1 Issuance or Delivery of Shares. The issuance or delivery of any shares of Common Stock subject to exercisable Options may be postponed by the Board for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of any national securities exchange, or any requirements under any law or regulation applicable to the issuance or delivery of such shares. The Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof would constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

     6.2 Amendments for Compliance. Sections 2.1(l), 2.1(n), 3.1, 3.2 and 3.3 shall not be amended more than once every six months, other than to comport with changes in the Code or other applicable Federal or state law. Should any provision of this Section 6.2 require modification or be unnecessary to comply with the requirements of Section 16 of and Rule 16b-3 under the Exchange Act, the Board may waive such provision and/or amend this Plan to add to or modify the provision hereof accordingly.

                              ARTICLE VII

                            ADMINISTRATION

     7.1 Plan Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority within the limitations described herein to prescribe the form of the agreement embodying grants of Options. The Board shall have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may from time to time delegate certain of its administrative responsibilities under the Plan to Company personnel or to a committee. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done other than by such member's own willful misconduct or as expressly provided by statute.

     7.2 Indemnification and Exculpation. The members of the Board, its agents, and officers and employees of the Company shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by them in settlement (with the Company's written approval) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person's gross negligence or willful misconduct.

                             ARTICLE VIII

                       AMENDMENT AND TERMINATION

     8.1 Amendment. Except as provided in Section 6.2, the Board shall have the right to amend or modify the Plan in full or in part at any time and from time to time; provided, however, that unless required by law, no such amendment or modification shall --

           (a) affect any right or obligation with respect to any Option grant theretofore made,

           (b) in any manner affect the restrictions set forth in Section 6.2, or

           (c) unless previously approved by the shareholders of the Company, where such approval is necessary to satisfy then applicable requirements of Federal securities laws, the Code, or rules of any stock exchange on which the Company's Common Stock is listed --

                (1)   in  any  manner   materially   affect   the   eligibility
                requirements set forth in Sections 3.1, 3.2 and 3.3,
                (2) materially increase the number of shares of Common Stock available for or subject to Options, or

                (3) materially increase the benefits to Participants under the Plan.

     8.2   Termination.

           (a) In General. The Board shall have the right to terminate the Plan at any time; provided, however, that Options which are granted on or before the termination date shall remain exercisable in accordance with their respective terms after the termination of the Plan.

           (b) Termination Date. Unless terminated earlier by the Board, the Plan shall terminate on December 31, 2007; provided, however, that Options which are granted on or before such date shall remain exercisable in accordance with their respective terms after the termination of the Plan.

                              ARTICLE IX

                             MISCELLANEOUS

     9.1 Shareholder Approval. The effectiveness of the Plan and of the grant of all Options under the Plan are subject to shareholder approval as provided in Section 1.4. The Company's obligation to issue and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or delivery of Common Stock.

     9.2 No Right to Reelection. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Nonemployee Director for reelection by the Company's shareholders, nor confer upon any Nonemployee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

     9.3 Withholding. It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option, that the optionee (or any beneficiary or person entitled to act under Section 5.1(b)) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold Federal, state, local, or foreign income or other taxes. Such amount may be paid by the Participant by cash or check or by authorizing the Company to withhold shares of Common Stock with a Fair Market Value equal to such Participant's withholding obligation. If the amount requested is not paid, the Company may refuse to issue shares of Common Stock.

     9.4 Severability. In the event any provision of this Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in this Plan.

     9.5 Status Under ERISA. This Plan is not maintained as and is not intended to be an "employee benefit plan" under the Employee Retirement Income Security Act of 1974, as amended.

     9.6 Applicable Law. The Plan shall be governed by, construed, and administered in accordance with the laws of the State of Delaware, except to the extent such laws are preempted by the laws of the United States.


IN WITNESS WHEREOF,

     The duly authorized officer of the Company has caused this plan to be executed as of the 12th day of February, 1998, pursuant to the authorization of the Board of Directors and a majority of the shareholders of the Company.

                                 SETECH, INC.



                           By: /s/ Thomas N. Eisenman
                                 Thomas N. Eisenman

                           Title:      President